CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present this semi-annual report on the Capstone Japan Fund for the six months ended April 30, 1999. The Fund's net asset value ("NAV") at April 30, 1999 was US $5.43 per share compared to US $4.55 per share on October 31, 1998.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy is to seek a diversified portfolio of stocks of mostly larger-cap companies that provide current income through dividends, trade at comparatively low price/earnings multiples, have a below average price-to-book ratio, and/or have potential for long-term capital appreciation. This includes a focus on American Depository Receipts1 because they can provide an efficient currency exchange management for a US dollar fund and greater liquidity.

The most relevant index against which to compare the Fund's performance is the TOPIX2 that comprises all the stocks currently listed on the first section of the Tokyo Stock Exchange. During the six months ended April 30, 1999, the TOPIX increased by 29% in Japanese yen and by 25% in $US. For the same period, the Fund's total US dollar return was 19%. In analyzing comparisons of performance to the TOPIX, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund or individual investor. The yen/dollar exchange rate was 119.40 yen/$ on April 30, 1999 versus 115.75 yen/$ on October 31, 1998.

                              JAPAN MARKET OVERVIEW

Just months ago Japan seemed like a big gamble. The Japanese economy was a permanent recession. The optimists turned out to have been right. The Nikkei popular index was up sharply through April as investors taking a fresh look at Japan were widespread. Most investors are significantly underweight Japan. There's also been a big change of mood in Kasumigaseki, the area of Tokyo that houses most central government ministries. Last year the government was refusing to admit the need for macroeconomic policy change, even though the economy was in trouble. Now, many of the policy changes that foreign investors sought are being implemented. The changes include a switch from a restrictive to an expansionist fiscal policy and a tough new approach to banks by the newly established Financial Supervisory Agency. On the monetary front, short-term interest rates fell close to zero in early March as the Bank of Japan pumped in massive amounts of extra liquidity. The effect was to weaken the yen and give the Japanese market a big boost. A series of changes in the commercial code promises to end decades of murky accounting by Japanese companies. For corporations there are signs that a continuing credit squeeze by capital-hungry banks is forcing companies to do the unthinkable - lay off workers who were hired on lifetime employment contracts or even sell off previously sacrosanct operations to foreign investors. Remember, the Nikkei is still not close to where it was at the end of 1995. The thing to grasp about Japan today is that change is happening to the old industrial establishment, allowing new sectors to grow, which is what makes the country worth investing in.



                        OVERVIEW OF THE JAPANESE ECONOMY

Recent economic trends in Japan reveal that the level of personal consumption remains low due to sluggish income, although its downward tendency is leveling off. Housing construction stays at a low level. Investment in plant and equipment keeps decreasing while small and medium-sized firms are markedly shrinking investment, large firms, especially in the manufacturing sector, are also reducing investments. With such a weakness in final demand, industrial production is at a low level. On the other hand, inventory adjustment has proceeded. The employment situation has remained severe and the unemployment ratio increased to an unprecedented high level. All in all, the economy is still in a very severe situation. And so, the Government will strongly promote policies including those in the "Emergency Economic Package." In the scenario for revitalization of the Japanese economy, it is necessary for the government to proceed with the structural reforms to strengthen the supply side so as to realize a 21st century type society.3

MEASURES FOR THE 21ST CENTURY

The government will proceed with its "Leading 21st Century Projects," Strategic Plan to double the size of Living Space designed to give a more affordable and abundant lifestyle, and the "Industrial Revitalization Plan" aimed at creation of new businesses.

                                                             CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------
BUILDING A SMALL GOVERNMENT AND A COMPETITION-ORIENTED SOCIETY

Administrative reforms, with the aim of transition to a new system in January 2001, will reorganize government central ministries and agencies functions through reassessment of work and outsourcing to independent public corporations. The Government will also steadily reform the financial system and construct a free and fair financial system comparable to those residing in New York and London. To facilitate labor mobility, the government will reassess regulations on job placement services, worker dispatching services and promote projects of job skills development.

EMPHASIS ON THE PERSPECTIVE OF SOCIAL LIFE AND CONSTRUCTION OF EFFICIENT SAFETY NET

It is vital to build a system that can be trusted by people and managed stably in the future. The government will advance structural reforms of the social welfare system such as pension scheme and medical services by streamlining and rationalizing the system.

CONSTRUCTIVE SUPPORTS FOR ASIAN COUNTRIES

The government will assist the economic recovery of the Asian countries.

We believe the opportunities for being rewarded by investing in the Japanese stock market have begun to be realized and that a dollar average approach by investor's is worthy of serious consideration.

If you have any questions, please feel free to contact us. We thank you for your continued support.

Sincerely,

/s/ Robert w. Scharar

------------------------------
Robert W. Scharar
President and Portfolio Manager

(1) There are over 160 Japanese ADR stocks that are estimated to be about 25% of the Japanese market capitalization. An ADR (American Depository Receipt) share is a certificate representing ownership of foreign stocks, which are traded on stock exchanges in the United States.


(2) TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange First Section (over 90% of all equity securities traded on the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do reflect deduction of any fees or expenses.


(3) According to Economic Planning Agency Government of Japan, January 1999 "The Japanese Economy Recent Trends and Outlook".


          THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT
                  PROSPECTUS FOR CAPSTONE JAPAN FUND (CNJFX).

                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
COMMON STOCKS (101.18%)                                                   SHARES         (NOTE 1-A)             ASSETS
                                                                          --------------------------------------------

AUTOMOTIVE (5.67%)
Bridgestone Coproration - ADR                                                550         $  147,452               4.24%
Keihin Seiki Corporation                                                   4,000             49,763               1.43%
                                                                                          ---------              -----
                                                                                            197,215               5.67%


BANKING (1.26%)
Mitsubishi Trust & Banking Corporation                                     4,000             43,899               1.26%


CONSTRUCTION (5.49%)
Daiwa House Industry Co., Limited - ADR                                    1,600            191,017               5.49%


COMMUNICATIONS EQUIPMENT (12.62%)
Cannon Inc-ADR                                                             5,500            133,375               3.83%
Fujitsu, Limited - ADR                                                     1,600            137,062               3.94%
NEC Corporation - ADR                                                      2,850            168,863               4.85%
                                                                                          ---------              -----
                                                                                            439,300              12.62%


CONSUMER ELECTRONICS (5.23%)
Alps Electric Co., Limited                                                 6,000            101,789               2.93%
Softbank Corporation                                                         600             79,872               2.30%
                                                                                          ---------              -----
                                                                                            181,661               5.23%


FOOD & BEVERAGE (15.72%)
Ajinomoto, Incorporated                                                    1,200            138,839               3.99%
Kirin Brewery Company Limited-ADR                                            900            100,013               2.87%
Sanyo Coca-Cola Bottling                                                  13,000            308,214               8.86%
                                                                                          ---------              -----
                                                                                            547,066              15.72%


INDICES (7.38%)
Salomon Nikkei 225 Index                                                 10,000              93,750               2.69%
World Equity Benchmark Series - Japan Index Series                       13,600             163,200               4.69%
                                                                                          ---------              -----
                                                                                            256,950               7.38%


MACHINERY (5.37%)
Minebea Co., Limited - ADR                                                 5,500            106,442               3.06%
Kurita Water Industries                                                    5,000             80,425               2.31%
                                                                                          ---------              -----
                                                                                            186,867               5.37%




                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
                                                                          SHARES         (NOTE 1-A)             ASSETS
                                                                          --------------------------------------------

MISCELLANEOUS FINANCING (4.63%)
Nomura Securities Co., Limited                                             3,000          $  32,371               0.93%
Tokio Marine & Fire Insurance Co.                                          8,000             93,227               2.68%
Tokio Marine & Fire Insurance Co. - ADR                                      600             35,475               1.02%
                                                                                          ---------              -----
                                                                                            161,073               4.63%


PHARMACEUTICALS (12.76%)
Banyu Pharmaceuticals Co., Limited - ADR                                     300            110,589               3.18%
Eisai Co., Limited - ADR                                                   7,400            138,563               3.98%
Sankyo Co., Limited                                                        1,000             20,986               0.60%
Takeda Chemical Industries                                                 4,000            173,920               5.00%
                                                                                          ---------              -----
                                                                                            444,058              12.76%


PRODUCER MANUFACTURING (5.96%)
Nippon Steel Corporation                                                  63,000            141,448               4.07%
Sumitomo Rubber Industries                                                10,000             65,765               1.89%
                                                                                          ---------              -----
                                                                                            207,213               5.96%


RETAIL (8.44%)
Nu Skin Asia Pacific Incorporated                                          8,000            148,500               4.27%
Seven-Eleven Japan Co., Limited - ADR                                      1,700            145,131               4.17%
                                                                                          ---------              -----
                                                                                            293,631               8.44%


TELECOMMUNICATIONS (4.09%)
Nippon Telegraph & Telephone Corporation - ADR                             2,600            142,350               4.09%


TRANSPORT EQUIPMENT (4.81%)
Yamato Transport Company Limited                                          10,000            167,302               4.81%


WIRES & CABLES (1.75%)
Sumitomo Electric Industries                                               5,000             60,528               1.75%


TOTAL COMMON STOCKS (Cost $3,138,991)                                                     3,520,130             101.18%


                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
                                                                       PAR VALUE         (NOTE 1-A)             ASSETS
                                                                          --------------------------------------------

CORPORATE BONDS (4.33%)
Merrill Lynch & Co., Variable rate, 01/31/2000
  (Cost $140,932)                                                       $139,000         $  150,815               4.33%



CASH EQUIVALENTS (12.60%)
Fifth Third Bank Repurchase Agreement, 5/3/1999
  (Cost $438,279)                                                        438,279            438,279              12.60%
                                                                                          ---------             ------


         TOTAL INVESTMENTS (Cost $3,718,202)                                              4,109,224             118.11%
         OTHER ASSETS, LESS LIABILITIES                                                    (630,126)            (18.11%)
                                                                                          ---------             ------
         NET ASSETS                                                                      $3,479,098             100.00%
                                                                                          =========             ======




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:

         Investments in securities at market value (identified cost $3,718,202) (Note 1A)                      $ 4,109,224
         Interest and dividends receivable                                                                           2,731
         Due from advisor (Note 2)                                                                                   5,061
         Prepaid expenses                                                                                            3,443
                                                                                                             -------------

              Total Assets                                                                                       4,120,459
                                                                                                             -------------


LIABILITIES:

         Foreign currency overdraft, at value (identified cost $599,824)                                           611,379
         Accrued expenses                                                                                           29,982
                                                                                                             -------------

              Total Liabilities                                                                                    641,361
                                                                                                             -------------


NET ASSETS                                                                                                     $ 3,479,098
                                                                                                             =============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
         ($3,479,098 / 640,817 shares of beneficial interest outstanding)                                      $      5.43
                                                                                                             =============


SOURCE OF NET ASSETS:

         Paid in capital                                                                                       $ 6,659,874
         Accumulated net realized loss on investments                                                           (3,560,259)
         Net unrealized appreciation on securities and foreign currencies                                          379,483
                                                                                                             -------------

                                                                                                               $ 3,479,098
                                                                                                             =============



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:

         Dividend income (net of foreign taxes withheld of $295)                                                  $ 45,754
         Interest income                                                                                             2,694
                                                                                                                 ---------
              Total Investment Income                                                                               48,448
                                                                                                                 ---------


         Expenses: (Note 2)
              Advisory fees                                                                    $  11,387
              Distribution fees                                                                    3,796
              Administrative services                                                              3,037
              Transfer agent fees                                                                 12,805
              Reports and notices to stockholders                                                 23,628
              Audit fees                                                                           5,097
              Legal fees                                                                             874
              Directors' fees and expenses                                                         2,102
              Fund accounting fees                                                                15,858
              Registration and filing fees                                                         1,455
              Overdraft fees                                                                      59,725
              Miscellaneous                                                                          552
                                                                                              ----------

               Total Expenses                                                                                      140,316

              Less: Advisory fees waived                                                         (11,387)
                   Expenses reimbursed by Investment Advisor                                        (697)          (12,084)
                                                                                              ----------         ---------

                 Net Expenses                                                                                      128,232
                                                                                                                 ---------

                     Net Investment Loss                                                                           (79,784)
                                                                                                                 ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized loss from security transactions                                                              (20,836)
         Net realized gain on option contracts written                                                              11,602
         Net realized gain on conversion of foreign currencies to U.S. Dollars                                      36,754
         Unrealized appreciation (depreciation) of investments, foreign currencies and forward currency contracts:
              Beginning of period                                                               (217,909)
              End of period                                                                      379,483
                                                                                              ----------

              Net change in unrealized depreciation of investments, foreign currencies
                 and forward currency contracts                                                                    597,392
                                                                                                                 ---------
              Net realized and unrealized gain on investments                                                      624,912
                                                                                                                 ---------
                  Net increase in net assets resulting from operations                                            $545,128
                                                                                                                 =========



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS ENDED              YEAR ENDED
                                                                                  APRIL 30, 1999            OCTOBER 31, 1998
                                                                                  ------------------------------------------
                                                                                    (UNAUDITED)

OPERATIONS:
     Net investment loss                                                               $ (79,784)                 $  (41,478)
     Net realized gain (loss) on investments                                              27,520                    (263,434)
     Net change in unrealized depreciation of investments, forward
         currency contracts and foreign currencies                                       597,392                      19,224
                                                                                     -----------                 -----------
     Net increase (decrease) in net assets resulting from operations                     545,128                    (285,688)


CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from
         capital share transactions (Note 3)                                             330,077                     987,630
                                                                                     -----------                 -----------
           Total increase in net assets                                                  875,205                     701,942


NET ASSETS
     Beginning of period                                                               2,603,893                   1,901,951
                                                                                     -----------                 -----------
     End of period                                                                    $3,479,098                  $2,603,893
                                                                                     ===========                 ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Japan Fund, formerly Capstone Nikko Japan Fund, (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and income using a research oriented approach. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                             CAPSTONE JAPAN FUND
C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) OPTION ACCOUNTING PRINCIPLES - When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

E) FORWARD CURRENCY CONTRACTS - Forward currency transaction are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of its taxable income and realized capital gains, in excess of any capital loss carryovers, to relieve it from all, or substantially all, such taxes. At October 31, 1998, the Fund had capital loss carryovers of $3,587,779 of which $1,413,422 expires in 2000, $1,494,646 expires in 2001, $434,729 expires in 2005 and $244,982 expires in 2006. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

G) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

H) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%. For the period November 1, 1998 through April 30, 1999, $11,387 in advisory fees were waived by FCA.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .20% of the Fund's average daily net assets.

                                                             CAPSTONE JAPAN FUND
     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 1999, the Fund paid $3,796 in 12b-1 fees. Of this amount approximately 3% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the six months ended April 30, 1999, directors of the Fund who are not "interested persons" received directors' fees of $1,500.



NOTE 3 - CAPITAL STOCK

     At April 30, 1999 there were 640,817 shares outstanding. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 1999                 OCTOBER 31, 1998
                                                               -------------------------       ------------------------
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
                                                               -------------------------       ------------------------

Shares sold                                                     311,142      $ 1,551,299        536,185     $ 2,510,425
Shares issued to shareholders in reinvestment
 of distributions                                                    --               --             --              --
                                                               --------      -----------       --------   -------------
                                                                311,142        1,551,299        536,185       2,510,425
Shares redeemed                                                (242,613)      (1,221,222)      (328,905)     (1,522,795)
                                                               --------      -----------       --------   -------------
Net increase (decrease)                                          68,529      $   330,077        207,280     $   987,630
                                                               ========      ===========       ========   =============



NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $922,770 and $385,790 respectively. At April 30, 1999, the cost of investments for Federal income tax purposes was $3,718,202. Accumulated net unrealized appreciation on investments was $391,022 consisting of $471,090 gross unrealized appreciation and $80,068 gross unrealized depreciation.

                                                             CAPSTONE JAPAN FUND

NOTE 5 - OPTIONS WRITTEN BY THE FUND

     A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

There were not outstanding call options written by the Fund as of April 30, 1999.

     Written option activity for the six months ended April 30, 1999 was as follows:

                                                       NUMBER OF       AMOUNT OF
                                                        OPTIONS         PREMIUM
Options outstanding at October 31, 1998                   32            $11,602
Options written                                           --                 --
Options closed                                            --                 --
Options expired                                          (32)           (11,602)
                                                         ---            -------
Options outstanding at April 30, 1999                     --            $    --
                                                         ===            =======

                                                             CAPSTONE JAPAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of captial stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                             SIX
                                                           MONTHS
                                                            ENDED
                                                          APRIL 30,                      YEARS ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------------------------
                                                            1999          1998       1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------------------------
                                                         (UNAUDITED)

PER SHARE DATA

Net asset value at beginning of period                     $ 4.55       $ 5.21     $ 6.76      $ 6.76      $ 8.03     $ 6.99
                                                           ------       ------     ------      ------      ------     ------

Income from investment operations:
     Net investment loss                                    (0.13)       (0.07)     (0.28)      (0.19)      (0.21)     (0.21)
     Net realized and unrealized gain (loss)                 1.01        (0.59)     (1.27)       0.25       (1.06)      1.25
                                                           ------       ------     ------      ------      ------     ------

     Total from investment operations                        0.88        (0.66)     (1.55)       0.06       (1.27)      1.04
                                                           ------       ------     ------      ------      ------     ------

Less distributions from:
     Net investment income                                     --           --         --       (0.06)         --         --
                                                           ------       ------     ------      ------      ------     ------

Net asset value at end of period                           $ 5.43       $ 4.55     $ 5.21      $ 6.76      $ 6.76     $ 8.03
                                                           ======       ======     ======      ======      ======     ======
TOTAL RETURN (%)(1)                                         19.34%      (12.67)%   (22.93)%      0.75%     (15.82)%    14.88%
------------                                               ======       ======     ======      ======      ======     ======


RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                 $3,479       $2,604     $1,902      $2,975      $2,908     $3,484

Ratio of total expenses to average net assets                8.31%(2)     2.50%      4.55%       3.30%       3.61%      3.25%

Ratio of net investment loss to average net assets          (5.17)%(2)   (1.87)%    (3.87)%     (2.59)%     (2.93)%    (2.62)%

Ratio of total expenses to average net assets, before
     reimbursements and waivers of expenses                  9.09%(2)     6.32%      5.46%       3.90%       4.21%      3.85%

Ratio of net investment loss to average net assets,
     before reimbursements and waivers of expenses          (5.95)%(2)   (5.67)%    (4.78)%     (3.19)%     (3.53)%    (3.22)%

Portfolio turnover rate                                        13%         35%         73%         47%         27%        57%



(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2)  Annualized.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 1999

--------------------------------------------------------------------------------


    TRUSTEES              OFFICERS
    --------              --------

    Edward L. Jaroski     Edward L. Jaroski
                                   President-Capstone International Series Trust
    James F. Leary
                          Robert W. Scharar
    John R. Parker                 President-Capstone Japan Fund

    Bernard J. Vaughan    Linda G. Giuffre
                                   Secretary/Treasurer


--------------------------------------------------------------------------------


    INVESTMENT ADVISER                  TRANSFER AGENT
    ------------------                  --------------
    FCA Corp.                           First Data Investor Services Group, Inc.
    5847 San Felipe                     3200 Horizon Drive
    Suite 850                           P.O. Box 61503
    Houston, TX 77057                   King of Prussia, PA 19406-0903
                                        1-800-845-2340


    ADMINISTRATOR                       CUSTODIAN
    -------------                       ---------
    Capstone Asset Management Company   Fifth Third Bank
    5847 San Felipe, Suite 4100         Fifth Third Center
    Houston, TX 77057                   38 Fountain Square
    1-800-262-6631                      Cincinnati, OH 45263


    DISTRIBUTOR                         AUDITORS
    -----------                         --------
    Capstone Asset Planning Company     Briggs, Bunting & Dougherty, LLP
    5847 San Felipe, Suite 4100         Two Logan Square, Suite 2121
    Houston, TX 77057                   Philadelphia, PA 19103-4901
    1-800-262-6631

--------------------------------------------------------------------------------

                                SEMIANNUAL REPORT
                                 APRIL 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






                                    CAPSTONE
                                   JAPAN FUND






--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Capstone Pyramid logo
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds
--------------------------------------------------------------------------------
                                                                  THE CAPSTONE
                                                                      GROUP
Capstone Pyramid logo                                            OF MUTUAL FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY
     O CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME
     O CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND
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             For more complete information about the Capstone Funds
           including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                   current prospectus for Capstone Japan Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

--------------------------------------------------------------------------------
   CAPSTONE JAPAN FUND
5847 SAN FELIPE SUITE 4100
    HOUSTON, TX 77057